UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-5984
                                                     ----------------------

                           THE NEW IRELAND FUND, INC.
      ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                               GREENWICH, CT 06830
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    PFPC Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
      ---------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (203) 869-0111
                                                           ------------------

                   Date of fiscal year end: OCTOBER 31, 2003
                                            ------------------

                   Date of reporting period: OCTOBER 31, 2003
                                             ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                               [GRAPHIC OMITTED]

                                      THE
                                  NEW IRELAND
                                      FUND

                               [GRAPHIC OMITTED]
                        Reginald's Tower, Waterford City

                                  ANNUAL REPORT
                                OCTOBER 31, 2003

              COVER PHOTOGRAPH -- REGINALD'S TOWER, WATERFORD CITY
                      Provided courtesy of Tourism Ireland.

                             LETTER TO SHAREHOLDERS

Dear Shareholder

INTRODUCTION

     Despite its small size and its resultant vulnerability to outside forces, Ireland's economy has shown tremendous resilience with its continued low level of unemployment and an actual rise in numbers employed, which has been a key driver in the continued growth of the economy. This has fed through to the Irish Stock Markets which, over the past 12 months, have outperformed the major European markets. In turn, this has resulted in excellent results for the Fund as detailed below.

     For the year, the Fund outperformed most of the Funds in its peer group and, in fact, was the top performer within this group in the 3, 5 and 10 year term categories. The Fund's carry forward capital losses continue to offset realized capital gains but, helped by our efforts to reduce expenses, there will be a net income distribution to shareholders of $0.089 per share. This will be paid by way of cash dividend on December 30, 2003.

     In October, the Board announced that a decision had been made to end the very satisfactory relationship it had with PricewaterhouseCoopers ("PwC"), the Fund's auditors, dating back to 1991. This was because the requirements of the recently introduced Sarbanes-Oxley legislation could have created unnecessary complications and risks for the Fund. It must be emphasized that the decision, to change to Grant Thornton LLP, as the Fund's auditors, was not the result of any disagreement between the Fund and PwC on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure.

PERFORMANCE

     Prior to reviewing the Fund's fiscal year ended October 31, 2003, I would like to comment briefly on the final quarter. During this period, the Fund's Net Asset Value ("NAV") increased by 16.36% as improved investor confidence and solid corporate results pushed the market higher. The Irish equities market ("ISEQ") increased by 12.2%, in US dollar terms, in the same period. The Fund's return benefited from the strength of the Euro which, over the quarter, increased by 3.1% against the dollar.

     For the fiscal year ended October 31, 2003, the NAV of the Fund increased by 47.55% from $11.04 to $16.29 as compared to the ISEQ which increased by 36.05%, in US dollar terms, for the year. The Fund's return benefited from the strength of the Euro which, over the year, increased by 14.6% against the dollar.

     The Funds exposure to quality medium sized Irish companies, with strong growth rates, was a key feature of both periods under review.

     During fiscal 2003, we continued to implement the Share Repurchase Program and, over the 12 months, the Fund repurchased and retired 194,450 shares at a cost of $2,056,220. These repurchases represent a reduction of

3.91% of the shares outstanding at October 31, 2002 year end and they positively impacted the Fund's NAV by 10 cents per share. Since commencement of the Program, repurchases have totalled 1,002,750 shares.

ECONOMIC REVIEW

     Improving economic conditions in the US economy may be slowly feeding through to Ireland. A recovery in Irish industrial production in August 2003 took the growth rate for that three month period up to 2.3%, quarter on quarter, and pushed the year on year rate to 15.5%. Irish consumer confidence also improved in October following eight months in the doldrums. Similar to developments in the US, we are seeing some evidence that these trends are feeding into better overall growth figures. Irish GNP growth, helped by a 6.3% recovery in investment spending, increased by 2.4% in the second quarter compared to the first quarter of 2003.

     The Irish unemployment rate in October 2003 was unchanged for a second month at just 4.4% - the fourth lowest in the Eurozone after the Netherlands, Austria and Luxembourg. Indeed Ireland has continued to grow the absolute number of people employed through this economic downturn. For example, in the second quarter of 2003, the number of persons employed grew by 1.6%, year over year. This has been the key success story of the past two years and it confounded those who feared Ireland would lose large numbers of jobs to lower cost countries during the global downturn.

     There was also better news on Government finances, as tax revenues recovered increasing by 10.5% in October and by 4.8% in the first ten months of 2003 over previous year levels. Government spending increased by 5.9% over the same period which represented a sharp, but welcome, slowdown in comparison with spending rates of recent years.

     Finally, the inflation picture continued to show improvement and, in October, the year over year rate was 3.2%, the lowest annual rate since December 1999. The strength of the Euro currency against both the US Dollar and Sterling should help to further reduce prices over coming months.

     Increased optimism about global economic growth should also begin to feed into the Irish economy over the coming quarters. The Irish Central bank is forecasting that GDP will increase by 1.75% in calendar year 2003 and by 3.5% in 2004, with GNP expected to increase by 1.5% and 2.75%, respectively. These are solid growth forecasts in an international context and there is the potential for further upward revision as the international backdrop improves.

EQUITY MARKET REVIEW

     In local currency terms, the Irish equities market increased by 8.7% over the quarter, and by 16.2% for the year ended October 31, 2003. As highlighted below, the weakness of the US dollar versus the Euro improved the return for investors. It is encouraging to note that, over both the quarter and the year, Ireland's equities market outperformed many international markets.

                                 QUARTER ENDED               YEAR ENDED
                               OCTOBER 31, 2003           OCTOBER 31, 2003
                               ----------------           ----------------

                               LOCAL                       LOCAL
                             CURRENCY     U.S. $         CURRENCY     U.S. $
                             --------     ------         --------     ------
Irish Equities (ISEQ)          +8.7%      +12.2%          +16.2%     +36.0%

S&P 500                        +6.6%       +6.6%          +20.8%     +20.8%
NASDAQ                        +11.5%      +11.5%          +46.0%     +46.0%
UK Equities (FTSE 100)         +4.2%      +10.0%          +10.1%     +19.4%
Japanese Equities             +11.5%      +22.2%          +22.4%     +36.4%

Euroland Equities Eurostoxx    +4.5%       +7.8%          +10.2%     +29.1%

German Equities (DAX)          +4.8%       +8.2%          +16.0%     +35.9%
French Equities (CAC)          +5.1%       +8.5%          +10.6%     +29.8%
Dutch Equities (AEX)           +4.9%       +8.3%           -0.2%     +16.9%

     Improved investor confidence and signs of economic recovery continued to help move markets higher in the quarter under review. Interim results were the key feature of the Irish market over the quarter and most companies met or exceeded market expectations.

     CRH interim results were broadly in line with forecasts with EPS declining by 13% to 28.8c. Due to poor weather and the weak dollar, the first half of this year will contribute no more than 20% of full year forecasts. The US and mainland Europe were weak with buoyant growth in Ireland and the UK. An increase of 10% in the dividend was a notable feature of the results and there is plenty of room for further increases given dividend cover of 4.6x. The stock underperformed somewhat in the quarter but it has had a strong year increasing by 21.3% in Euro terms in the Funds fiscal year.

     KERRY GROUP announced first half 2003 results with EPS increasing by 10.3% to 46.1c on a sales increase of 6%. Operating margin expanded by 0.3% to 7.4% and dividends were increased by 11%. These were excellent results given conditions in the industry and the weakness of the US dollar. IRISH LIFE & PERMANENT got a lift from its interim results, helped by continued growth in mortgages and recovering equity markets. The stock price increased by 23.0% in Euro terms in the Fund's most recent quarter. Pre-tax profits of EUR 189.5 million were 13.6% ahead of last year's level. The interim dividend was increased by 5.0%.

     Medium sized stocks have been notable performers in both the quarter and the year under review and the financial results announced over the quarter by GRAFTON GROUP, FBD HOLDINGS, GALEN HOLDINGS, JURYS DOYLE HOTEL GROUP, KINGSPAN GROUP, IAWS GROUP and HORIZON TECHNOLOGY GROUP underpin recent strong stock prices. All of these stocks have been re-rated by the market over the past year.

     GRAFTON GROUP had another excellent quarter and its stock price increased by 62.1% in the past 12 months. During the year, the Company announced two further acquisitions - Plumbline and Telford - at a cost of EUR 40 million as it continues to build its presence in the UK market.

     In the technology sector, there were signs of improving trends and HORIZON TECHNOLOGY GROUP'S first half 2003 results were ahead of market expectations. The net cash position of EUR 2.5 million was significantly ahead of forecast. The stock has continued to recover and increased by 79.1% in the quarter and 156.7% in the year.

     In the insurance sector, FBD HOLDINGS results were very strong. Operating profit was EUR 61.7 million in the first half of the year as compared with EUR
17.3 million last year. The Group reported EPS of 126.2c versus 35c last year. The interim dividend is being raised by 16% to 10.6 cents. As mentioned above, these results helped to see a significant re-rating of the stock with its market price increasing by 56.5% in the quarter and 98.5% in the year.

CURRENT OUTLOOK

     After a number of difficult years, stock markets have once again begun to reward long-term investors and have recovered strongly from the lows of the early months of 2003. The outlook for global growth has also improved and we would expect Ireland to benefit from any upturn in international activity. Irish stock valuations remain solid value relative to their own history and international comparables. With the Irish market, on aggregate, having a P/E for 2004 of 12.2x and a dividend yield of 2.5%, the Fund retains a fully invested position.

Sincerely,
Peter Hooper

/S/ Peter Hooper
Chairman
December 18, 2003

                               INVESTMENT SUMMARY

                                TOTAL RETURN (%)
                                ----------------

                               MARKET VALUE               NET ASSET VALUE (A)
                               ------------               -------------------

                                         AVERAGE                       AVERAGE
                         CUMULATIVE       ANNUAL        CUMULATIVE      ANNUAL
                         ----------      --------       ----------     --------
Current Quarter             18.95        18.95            16.36          16.36
One Year                    59.28        59.28            47.55          47.55
Three Year                  16.69         5.28            (1.08)         (0.36)
Five Year                   16.48         3.10             6.59           1.28
Ten Year                   168.80        10.39           166.38          10.29





                        PER SHARE INFORMATION AND RETURNS

                     1994     1995     1996     1997    1998     1999    2000     2001     2002    2003
--------------------------------------------------------------------------------------------------------
Net Asset
  Value ($)         10.94    13.61    16.90    19.99   21.36    19.75   20.06    13.28    11.04   16.29

Income
  Dividends ($)     (0.07)   (0.11)   (0.14)   (0.22)  (0.07)      --   (0.13)   (0.01)   (0.03)     --

Capital Gains
Other
  Distributions ($)    --       --    (0.13)   (0.36)   (0.7)   (1.14)   (1.6)   (2.65)   (0.69)     --

Total
  Return (%)(a)     15.37    25.72    26.65    22.46   11.68    (2.79)  13.27   (23.76)  (12.07)  47.55

NOTES
-----

(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                PORTFOLIO BY MARKET SECTOR AS OF OCTOBER 31, 2003
                           (PERCENTAGE OF NET ASSETS)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Food and Beverages ........................   14.38%
Financial .................................   18.12%
Construction and Building Materials .......   18.36%
Other* Assets .............................    9.99%
Food and Agriculture ......................    3.13%
Pharmaceuticals ...........................    3.75%
Business Services .........................    4.32%
Diversified Financial Services ............    4.62%
Transportation ............................    7.09%
Leisure and Hotels ........................    7.43%
Health Care Services ......................    8.81%

*Includes industries less than 3%.

                TOP 10 HOLDINGS BY ISSUER AS OF OCTOBER 31, 2003

HOLDING                         SECTOR                          % OF NET ASSETS
-------                         ------                          ---------------
Allied Irish Banks PLC          Financial                              13.92%
Kerry Group PLC, Series A       Food and Beverages                     11.66%
CRH PLC                         Construction and Building Materials    11.53%
Ryanair Holdings PLC            Transportation                          7.09%
Irish Life & Permanent PLC      Diversified Financial Services          4.62%
United Drug PLC                 Health Care Services                    4.48%
Jury's Doyle Hotel Group PLC    Leisure and Hotels                      4.40%
ICON PLC-ADR                    Health Care Services                    4.33%
DCC PLC                         Business Services                       4.32%
FBD Holdings PLC                Financial                               4.20%

THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


                                                                   Value (U.S.)
October 31, 2003                                      Shares         (Note A)
--------------------------------------------------------------------------------

COMMON STOCKS (99.06%)

COMMON STOCKS OF IRISH COMPANIES (95.31%)

BUSINESS SERVICES (4.32%)
     DCC PLC                                          250,000      $  3,356,814
                                                                   ------------
COMPUTER SOFTWARE AND SERVICES (0.91%)
     IONA Technologies PLC-ADR*                       169,300           709,536
                                                                   ------------
CONSTRUCTION AND BUILDING MATERIALS (18.36%)
     CRH PLC                                          498,768         8,970,036
     Grafton Group PLC-UTS                            380,820         2,368,529
     Kingspan Group PLC                               675,707         2,945,744
                                                                   ------------
                                                                     14,284,309
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (4.62%)
     Irish Life & Permanent PLC                       256,295         3,590,314
                                                                   ------------
FINANCIAL (18.12%)
     Allied Irish Banks PLC                           740,344        10,827,283
     FBD Holdings PLC                                 260,000         3,264,393
                                                                   ------------
                                                                     14,091,676
                                                                   ------------
FOOD & AGRICULTURE (3.13%)
     IAWS Group PLC                                   227,619         2,434,454
                                                                   ------------
FOOD AND BEVERAGES (14.38%)
     Fyffes PLC                                       467,400           847,654
     Greencore Group PLC                              352,568         1,270,603
     Kerry Group PLC, Series A                        520,175         9,070,809
                                                                   ------------
                                                                     11,189,066
                                                                   ------------
HEALTH CARE SERVICES (8.81%)
     ICON PLC-ADR*                                     78,804         3,368,871
     United Drug PLC                                1,345,494         3,488,124
                                                                   ------------
                                                                      6,856,995
                                                                   ------------
LEISURE AND HOTELS (7.43%)
     Jury's Doyle Hotel Group PLC                     291,464         3,422,249
     Paddy Power PLC                                  320,660         2,359,684
                                                                   ------------
                                                                      5,781,933
                                                                   ------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------


                                                                   Value (U.S.)
October 31, 2003                                      Shares         (Note A)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

PUBLISHING & NEWS (2.06%)
     Independent News & Media PLC                     732,313      $  1,600,516
                                                                   ------------
TECHNOLOGY (1.56%)
     Horizon Technology Group PLC*                  1,359,817         1,217,241
                                                                   ------------
TELECOMMUNICATIONS (2.56%)
     Spectel PLC++
     (8/4/00, 11/22/00,11/30/01-Cost $2,699,475)    1,800,248         1,988,205
                                                                   ------------
TRANSPORTATION (7.09%)
     Ryanair Holdings PLC*                            650,000         5,516,219
                                                                   ------------
UTILITY/PUBLIC SERVICES (1.96%)
     NTR PLC+
     (6/14/02-Cost $1,169,642)                        125,000         1,525,825
                                                                   ------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost $42,523,055)                                                 74,143,103
                                                                   ------------
COMMON STOCKS OF UNITED KINGDOM COMPANIES (3.75%)
(Cost U.S. $2,262,096)

PHARMACEUTICALS (3.75%)
     Galen Holdings PLC                               228,154         2,919,243
                                                                   ------------
TOTAL INVESTMENT COMPANIES BEFORE FOREIGN CURRENCY
   ON DEPOSIT (Cost $44,785,151)                                   $ 77,062,346
                                                                   ------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------


                                                       Face       Value (U.S.)
October 31, 2003                                       Value        (Note A)
--------------------------------------------------------------------------------

FOREIGN CURRENCY ON DEPOSIT (1.64%)
     (Interest Bearing)
     British Pounds Sterling                 (pound)    3,626      $      6,153
     Euro                                         A 1,090,127         1,267,309
                                                                   ------------

TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $1,279,291)**                                                1,273,462
                                                                   ------------

TOTAL INVESTMENTS (100.70%)
   (Cost $46,064,442)                                              $ 78,335,808

OTHER ASSETS AND LIABILITIES (-0.70%)                                  (545,850)
                                                                   ------------

NET ASSETS (100.00%)

                                                               U.S.$ 77,789,958
                                                                   ============

---------------------------------------------------------------------------

*    Non-income producing security.
**   Foreign  currency  held on deposit at the Bank of  Ireland.
+    Not readily marketable. Dates represent acquisition date.
++ Not readily marketable and non-income producing security. Dates represent acquisition date.
ADR -American  Depository  Receipt traded in U.S. dollars
UTS -Units

THE NEW IRELAND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


October 31, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments at value (Cost $44,785,151)
       See accompanying schedule                              U.S. $ 77,062,346
   Cash                                                                 529,300
   Foreign currency (Cost $1,279,291)                                 1,273,462
   Receivable for investment securities sold                            643,860
   Dividends receivable                                                 140,142
   Prepaid expenses                                                      23,163
                                                                   ------------
       Total Assets                                                  79,672,273
                                                                   ------------

LIABILITIES:
   Payable for investments purchased                                  1,664,101
   Investment advisory fee payable (Note B)                              48,327
   Accrued audit fees payable                                            34,328
   Payable for Fund shares repurchased                                   33,987
   Directors' fees and expenses payable (Note C)                         29,102
   Accrued legal fees payable                                            13,489
   Administration fee payable (Note B)                                   12,549
   Transfer agent fees payable                                            4,977
   Custodian fees payable (Bank of Ireland) (Note B)                      3,562
   Custodian fees payable (JP Morgan Chase & Co.) (Note B)                1,000
   Accrued expenses and other payables                                   36,893
                                                                   ------------
       Total Liabilities                                              1,882,315
                                                                   ------------
NET ASSETS                                                    U.S. $ 77,789,958
                                                                   ============
AT OCTOBER 31 2003 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
       Authorized 20,000,000 Shares;
       Issued and Outstanding 4,774,728 Shares                U.S. $     47,747
   Additional Paid-in Capital                                        51,734,407
   Undistributed Net Investment Income                                  422,133
   Accumulated Net Realized Loss                                     (6,694,602)
   Unrealized Appreciation of Securities,
       Foreign Currency and Net Other Assets                         32,280,273
                                                                   ------------
TOTAL NET ASSETS                                              U.S. $ 77,789,958
                                                                   ============

NET ASSET VALUE PER SHARE
   (Applicable to 4,774,728 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $77,789,958 / 4,774,728)                                U.S. $      16.29
                                                                   ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                             For the Year Ended
                                                              October 31, 2003
--------------------------------------------------------------------------------

 INVESTMENT INCOME
  Dividends (net of withholding taxes of U.S. $1,709)        U.S.  $  1,456,928
  Interest                                                                8,781
                                                                   ------------
TOTAL INVESTMENT INCOME                                               1,465,709
                                                                   ------------

EXPENSES
  Investment advisory fee (Note B)               $    475,042
  Administration fee (Note B)                         168,082
  Directors' fees and expenses (Note C)               118,196
  Printing fees                                        56,903
  Consulting Fee (Note B)                              56,810
  Legal fees                                           49,928
  Custodian fees (Note B)                              27,729
  Other                                               172,850
                                                 ------------
TOTAL EXPENSES                                                        1,125,540
                                                                   ------------
NET INVESTMENT INCOME                                        U.S.  $    340,169
                                                                   ------------

 REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS (NOTE D)
   Realized gain/(loss) on:
    Securities transactions                        (2,286,109
    Foreign currency transactions                      81,964
                                                 ------------
  Net realized loss on investments
     during the year                                                 (2,204,145)
                                                                   ------------
   Net change in unrealized appreciation of:
    Securities                                     26,853,037
    Foreign currency and net other assets               1,129
                                                 ------------
  Net unrealized appreciation of investments
     during the year                                                 26,854,166
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                                     24,650,021
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                            U.S.  $ 24,990,190
                                                                   ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Year Ended          Year Ended
                                                                    October 31, 2003    October 31, 2002
--------------------------------------------------------------------------------------------------------
Net investment income                                             U.S.  $   340,169   U.S.  $  (405,581)
Net realized loss on investments                                         (2,204,145)         (4,412,615)
Net unrealized appreciation/(depreciation) of
   investments, foreign currency holdings and net
   other assets                                                          26,854,166          (3,306,808)
                                                                        -----------         -----------
Net increase in net assets resulting from operations                     24,990,190          (8,125,004)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                      --               (174,493)
   Net realized gains                                                         --             (3,546,301)
                                                                        -----------         -----------
Net increase in net assets                                               24,990,190          11,845,798)
                                                                        -----------         -----------
CAPITAL SHARE TRANSACTIONS:
   Value of 194,450 and 363,400 shares
     repurchased, respectively (Note F)                                  (2,056,220)         (3,647,021)
   Value of shares issued to shareholders in
     connection with a stock distribution (Note E)                            --              2,125,513
                                                                        -----------         -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                       (2,056,220)         (1,521,508)
                                                                        -----------         -----------
NET ASSETS
   Beginning of year                                                     54,855,988          68,223,294
                                                                        -----------         -----------
   End of year (Including undistributed
     net investment income of $422,133
     and $0, respectively)                                        U.S.  $77,789,958   U.S.  $54,855,988
                                                                        ===========         ===========

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

                                                                     Year Ended October 31,
                                            ---------------------------------------------------------------------
                                               2003          2002            2001           2000             1999
------------------------------------------------------------------------------------------------------------------
Operating Performance:
Net Asset Value,
  Beginning of Year                    U.S. $ 11.04  U.S. $ 13.28    U.S. $ 20.06   U.S. $ 19.75     U.S. $ 21.36
                                            -------       -------         -------        -------          -------
Net Investment Income/(Loss)                   0.07         (0.08)          (0.02)          0.15             0.13
Net Realized and Unrealized
  Gain/(Loss) on Investments                   5.08         (1.50)          (3.65)          1.59            (0.60)
                                            -------       -------         -------        -------          -------
Net Increase/(Decrease) in
  Net Assets Resulting from
  Investment Operations                        5.15         (1.58)          (3.67)          1.74            (0.47)
                                            -------       -------         -------        -------          -------
Distributions to Shareholders
  from:
  Net Investment Income                          --          (.03)          (0.01)         (0.13)              --
  Net Realized Gains                             --          (.69)          (2.65)         (1.60)           (1.14)
                                            -------       -------         -------        -------          -------
Total from Distributions                         --          (.72)          (2.66)         (1.73)           (1.14)
                                            -------       -------         -------        -------          -------
Anti-Dilutive/(Dilutive) Impact
  of Capital Share
  Transactions                                 0.10          0.06++         (0.45)+         0.30               --
                                            -------       -------         -------        -------          -------
Net Asset Value,
  End of Year                          U.S. $ 16.29  U.S. $ 11.04   U.S. $  13.28   U.S. $ 20.06     U.S. $ 19.75
                                            =======       =======         =======        =======          =======
Share Price, End of Year               U.S. $ 13.81  U.S. $  8.67   U.S. $  11.02   U.S. $ 15.19     U.S. $ 16.38
                                            =======       =======         =======        =======          =======
Total Investment Return(a)                   47.55%       (12.07)%        (23.76)%        13.27%           (2.79)%
                                            =======       =======         =======        =======          =======
Total Investment Return(b)                   59.28%       (16.05)%        (12.73)%         3.43%           (3.30)%
                                            =======       =======         =======        =======          =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
  End of Year (000's)                  U.S. $77,790  U.S. $54,856   U.S.  $68,223   U.S. $95,075     U.S. $98,916
Ratio of Net Investment
  Income/(Loss) to Average
  Net Assets                                  0.54%        (0.64)%         (0.16)%         0.70%            0.53%
Ratio of Operating Expenses
  to Average Net Assets                       1.78%         2.10%           1.80%          1.42%            1.33%
Portfolio Turnover Rate                         10%           13%             35%            34%              13%

(a) Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
+ Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.53) per share impact for the new shares issued as Capital Gain Stock Distribution.
++ Amount represents $0.16 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.10) per share impact for the new shares issued as Capital Gain Stock Distribution.

THE NEW IRELAND FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment strategy of the Fund, as revised in March 2001, involved a bias toward high growth Irish companies including listed and unlisted firms, drawn from the technology, telecommunications and health care sectors. Since then, due to the broadly based decline in the technology and telecommunications sectors, this strategy has been amended but the bias continues toward Ireland's growth companies.

A.   SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. At October 31, 2003 the Fund held 4.5% of its net assets in securities valued in good faith with an aggregate cost of $3,869,117 and fair value of $3,514,030. Short-term securities that mature in 60 days or less are valued at amortized cost.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during fiscal year 2003 and fiscal year 2002 is as follows:

                                        2003             2002
                                        ----             -----
   Distributions paid from:
     Ordinary Income                     --          $    174,493
     Short-Term Capital Gain             --               --
     Long-Term Capital Gain              --             3,546,301
                                    ----------       ------------
                                    $    --          $  3,720,794
                                    ==========       ============

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

     As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

   Ordinary Income                   $   422,133
   Accumulated Gains
   Unrealized Appreciation            32,277,195
                                     -----------
                                      32,699,328
                                     ===========

     Permanent differences incurred during the year ended October 31, 2003, resulting from differences in book and tax accounting, have been reclassified at year end to reflect an increase in undistributed net investment income by $81,964 and a decrease in accumulated net realized loss on securities by $81,964.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 2003.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any,

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

B.   MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average weekly net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million.

     As of March 4, 2003, the Fund's Consulting Agreement with Salomon Brothers Asset Management Inc. (SBAM) was terminated. Up to this date, under the Agreement, SBAM received an annual fee of $165,000, payable monthly, for which they evaluated trends in the closed-end fund marketplace and provided Fund management with future Fund development options and comparative fund analysis. From March 4, 2003, Bank of Ireland Asset Management agreed to provide investor services to existing and potential shareholders which, up to then, had also been provided by SBAM.

     The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee payable monthly. During the year ended October 31, 2003, the Fund paid U.S. $168,082 in administration fees to PFPC, Inc.

     The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund's assets held outside of Ireland. During the year ended October 31, 2003, the Fund paid JP Morgan Chase & Co. U.S. $1,062. Bank of Ireland serves as the Fund's custodian of the Fund's assets held in Ireland. During the year ended October 31, 2003, the Fund paid U.S. $26,667 in custodian fees to Bank of Ireland.

     For the year ended October 31, 2003, the Fund incurred total brokerage commissions of U.S. $23,017, of which U.S. $3,940 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C.   DIRECTORS FEES:

     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $11,500, plus U.S. $1,000 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional fee which, effective June 10, 2003, was increased from U.S. $13,500 to U.S. $20,000. Also, effective June 10, 2003, the Fund pays the Chairman of the Audit Committee an additional U.S. $1,000 for each meeting of the Audit Committee attended. Each Director is reimbursed for travel and certain out-of-pocket expenses.

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

D.   PURCHASES AND SALES OF SECURITIES:

     The cost of purchases and proceeds from sales of securities for the year ended October 31, 2003, excluding U.S. government and short-term investments, aggregated U.S. $6,476,888 and U.S. $7,778,993, respectively.

     At October 31, 2003, there were no permanent tax and book differences in gross unrealized appreciation/depreciation of securities or the cost basis of securities.

E.   COMMON STOCK:

     For the year ended October 31, 2002, the Fund issued 196,443 shares in connection with stock distribution in the amount of $2,125,513.

     On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On October 31, 2003 Bank of Ireland held 11,548 shares representing 0.24% of the Fund's total issued shares.

F. SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the year ended October 31, 2003, the Fund repurchased 194,450 (3.91% of the shares outstanding at October 31, 2002 year end) of its shares for a total cost of $2,056,220, at an average discount of 18.84% of net asset value.

     For the fiscal year ended October 31, 2002, the Fund repurchased 363,400 (7.08% of the shares outstanding at October 31, 2001) of its shares for a total cost of $3,647,021, at an average discount of 17.83% of net asset value.

G. CAPITAL LOSS CARRYFORWARD:

     At October 31, 2003, the Fund had available for Federal income tax purposes unused capital losses of $6,694,602, of which $2,286,109 will expire in 2011 and $4,408,493 will expire in 2010.

H. MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

THE NEW IRELAND FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The New Ireland Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of The New Ireland Fund, Inc. (the "Fund"), including the portfolio holdings, as of October 31, 2003, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. The statement of changes in net assets for the year ended October 31, 2002 and the financial highlights for the years ended October 31, 2002, October 31, 2001, October 31, 2000 and October 31, 1999, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 6, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ Grant Thorton LLP

New York, New York
December 5, 2003

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
                                   (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

     The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
                             (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

                             MEETING OF STOCKHOLDERS
                                   (UNAUDITED)
--------------------------------------------------------------------------------

     On June 10, 2003 the Fund held its Annual Meeting of Stockholders. The following Director was elected by the following votes: Peter Hooper 3,991,362 For; 120,888 Abstaining. James J. Boyle, Denis Curran, Denis P. Kelleher and James M. Walton continue to serve in their capacities as Directors of the Fund.

                                 DIRECTOR'S FEES
--------------------------------------------------------------------------------

     See note "C" in Notes to Financial Statements


                              FUND'S PRIVACY POLICY
--------------------------------------------------------------------------------

     The  New  Ireland  Fund,  Inc.   appreciates   the  privacy   concerns  and
expectations of its registered stockholders and safeguarding their nonpublic personal information ("Information") is of great importance to the Fund.

     The Fund collects Information pertaining to its registered stockholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund's Dividend Reinvestment Plan. The Information is collected from the following sources:

     o Directly from the registered stockholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

     o From the registered stockholder's broker as the shares are initially transferred into registered form.

     Except as permitted by law, the Fund does not disclose any Information about its current or former registered stockholders to anyone. The disclosures made by the Fund are primarily to the Fund's service providers as needed to maintain account records and perform other services for the Fund's stockholders. The Fund maintains physical, electronic, and procedural safeguards to protect the stockholders' Information in the Fund's possession.

     The Fund's privacy policy applies only to its individual registered stockholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution's privacy policies will apply to you and the Fund's privacy policy will not.

                                 TAX INFORMATION
                                   (UNAUDITED)
--------------------------------------------------------------------------------

     For the fiscal year ended October 31, 2003, 100% of the undistributed net income qualifies for the 15% dividend tax rate as of January 1, 2003. The above tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end as dividend income earned by the Fund prior to January 1, 2003 does not qualify for the reduced tax rate.

                               BOARD OF DIRECTORS
--------------------------------------------------------------------------------

                                   LENGTH OF          PRINCIPAL                              NUMBER OF
                      POSITION(S)     TIME           OCCUPATION(S)                         PORTFOLIOS IN
                      HELD WITH      SERVED            AND OTHER                           FUND COMPLEX
   NAME, ADDRESS,         THE       AND TERM     DIRECTORSHIPS DURING                       OVERSEEN BY
       AND AGE           FUND      OF OFFICE*       PAST FIVE YEARS                          DIRECTOR
--------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

Peter J. Hooper, 63   Director and  Since 1990.    President of Hooper Associates-              1
Westchester Financial Chairman of   Current term   Consultants; Director,The Ireland
Center, Suite 1000    the Board     expires in     United States Council for Commerce
50 Main Street                      2006.          and Industry; Director, Flax Trust -
White Plains, NY 10606                             America; Director, Children's Medical
                                                   Research Foundation.

James J. Boyle, 64    Director      Since 2000.    Chairman and President of Cardinal           1
50 Main Street                      Current term   Resources, Inc. (oil and gas production);
White Plains, NY 10606              expires in     Director, Standard Microsystems
                                    2005.          Corporation;  Trustee,  Alvernia College.

Denis P. Kelleher, 64 Director      Since 1991.    Chief Executive Officer, Wall Street         1
17 Battery Place                    Current term   Access-Financial Services; Director,
New York, NY 10004                  expires in     SI Bank & Trust; Director, The Muralo
                                    2004.          Company Inc- Paint Company;  Chairman
                                                   and  Member of the Board of  Trustees
                                                   St.   John's   University;    General
                                                   Partner CKS  Capital;  Director,  The
                                                   American Ireland Fund.

James M. Walton, 72   Director      Since 1990.    Chairman, ITRA Heinz Endowment;              1
Room 3902                           Current term   Formerly, Director and Vice Chairman,
525 William Penn Place              expires in     MMC Group, Inc. (management
Pittsburgh, PA 15219                2004.          company).

INTERESTED DIRECTORS:

Denis Curran, 56**    Director and  Since 2000.    Director, Bank of Ireland Asset               1
75 Holly Hill Lane    President***  Current term   Management Limited; Director, Bank of
Greenwich, CT 06830                 expires in     Ireland Asset Management (U.S.) Limited;
                                    2005.          Director, Iridian Asset Management.

OFFICERS:***

Denis Curran          Preseident    Appointed      see description above
                                    Annually

Lelia Long, 41        Treasurer     Since 2002.    Director, Bank of Ireland Asset Management
75 Holly Hill Lane                  Appointed      (U.S.) Limited; Director, Iridian Asset
Greenwich, CT 06830                 Annually       Management.


Linda J. Hoard, 55    Secretary     Since 1998.    Vice President and Senior Counsel, PFPC
101 Federal Street                  Appointed      Inc.; Previously, Attorney Consultant for
Boston, MA 02110                    Annually       Fidelity Investments, Investors Bank &
                                                   Trust Company and PFPC Inc.

----------------------
* Each Director shall serve until the expiration of his current term and until his successor is elected and qualified.
** Mr. Curran is deemed to be an "interested" Director because of his affiliation with the Investment Adviser.
*** Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

                       This Page left Blank Intentionally.

--------------------------------------------------------------------------------

                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS
                     Peter J. Hooper   - Chairman of the Board
                     James J. Boyle    - Director
                     Denis Curran      - President and Director
                     Denis P. Kelleher - Director
                     James M. Walton   - Director
                     Lelia Long        - Treasurer
                     Hugh Carter       - Assistant Treasurer
                     Linda J. Hoard    - Secretary

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                  ADMINISTRATOR
                                    PFPC Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland

                              JP Morgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                               Grant Thornton LLP
                                 60 Broad Street
                               New York, NY 10004

                               CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                  C/0 PFPC Inc.
                                 99 High Street
                                   27th Floor
                              Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                                 1-800-GO-TO-IRL
                                (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

--------------------------------------------------------------------------------
IR-AR10/03

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) As of the end of the period covered by the report, the registrant's board of directors has determined that James J. Boyle is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent."


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                        BANK OF IRELAND ASSET MANAGEMENT
                               PROXY VOTING POLICY


TABLE OF CONTENTS:


I: PROXY VOTING PROCEDURES

A. PURPOSE                                                              3

B. SCOPE                                                                3

C. GUIDING PRINCIPLES                                                   3

D. DECISION AND VOTING PROCESS                                          3

E. PROXY VOTING COMMITTEE                                               4

F. CONFLICTS OF INTEREST                                                4

G. WHEN BIAM DOES NOT VOTE PROXIES                                      5


II: PROXY VOTING GUIDELINES                                             6

A. AUDITORS                                                             6

B. BOARD OF DIRECTORS                                                   6
-  Election of Directors
-  Director Indemnification and Liability Provisions
-  Board Size
-  Independent Chairman (Separate Chairman/CEO)
-  Majority of Independent Directors/Establishment of Committees
-  Director Tenure/Retirement Age
-  Filling of Vacancies/Removal of Directors

C. SHAREHOLDER RIGHTS                                                   8
-  Confidential Voting
-  Shareholder Ability to Call Special Meetings

D. PROXY CONTESTS                                                       9
-  Voting for Director Nominees in Contested Elections
-  Voting for Strategic Initiatives in Contested Elections

E. ANTI-TAKEOVER MEASURES 9
-  Amend Bylaws without Shareholder Consent
-  Anti-Takeover Provisions
-  Poison Pill Plans
-  Greenmail

F. CAPITAL STRUCTURE                                                   10
-  Adjustments to Par Value of Common Stock
-  Common Stock Authorization
-  Preferred Stock
-  Preemptive Rights
-  Share Repurchase Programs
-  Stock Distributions: Splits and Dividends

G. MERGERS AND CORPORATE RESTRUCTURINGS                                12
-  Going Private Transactions (LBOs and Minority Squeezeouts)
-  Spin-offs

H. EXECUTIVE AND DIRECTOR COMPENSATION                                 12
-  Golden and Tin Parachutes
-  Director Compensation
-  Stock Option Expensing

I. MISCELLANEOUS                                                       13
-  Amending Minor Bylaws
-  Changing Corporate Name
-  Changing Date, Time or Location of Annual Meeting

I        PROXY VOTING PROCEDURES


A.  PURPOSE

Bank of Ireland Asset Management Limited and the BIAM group of companies ("BIAM") has adopted and implemented these policies and procedures ("Policies") to seek to ensure that client proxies are voted in the clients' best interests, in accordance with BIAM's fiduciary duties to clients and, in the case of BIAM (U.S.), with SEC rule 206(4)-6 under the Investment Advisers Act of 1940. BIAM believes that the Policies set forth herein are reasonably designed to achieve that goal.


B.  SCOPE

BIAM's authority to vote the proxies of its clients is established by its advisory contracts and its proxy voting guidelines have been tailored to reflect these specific contractual obligations. These Policies apply where clients have delegated the authority and responsibility to BIAM to decide how to vote proxies. Where BIAM has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supercede these Policies. BIAM also will follow these Policies, as applicable, if it provides advice or recommendations about specific proxy votes to clients that have not delegated voting responsibility to BIAM. These Policies may be changed from time to time.


C.  GUIDING PRINCIPLES

It is the policy of BIAM to vote all proxies for the exclusive benefit of its clients. The maximization of total return for the client as an investor in the stock being voted is the governing influence in considering corporate voting decisions.


D.  DECISION AND VOTING PROCESS

BIAM's proxy voting decisions are made by the Asset Managers. (For clients that have specific voting guidelines, Portfolio Construction will determine the votes to be cast at a client level.) BIAM may vote differently on the same matter if client guidelines or specific instructions call for a vote that is inconsistent with BIAM's Proxy Voting Guidelines or a decision made by BIAM's Asset Managers. In unusual circumstances, BIAM Asset Managers may make different proxy voting decisions for different clients.

Portfolio Construction is responsible for the communication of voting decisions between the Asset Managers and BIAM's proxy voting agent (the "Agent"). Portfolio Construction provides the Agent with up to date portfolio holdings information. As a result, the Agent can provide BIAM with all voting and shareholder meeting information necessary for informed and timely decision making. The Agent is responsible for the timely and accurate processing of the voting decision, and the distribution of this decision to all relevant parties. The Agent is also responsible for unblocking / rescinding a voting decision upon request from BIAM.


E.  PROXY VOTING COMMITTEE

BIAM has established a Proxy Voting Committee ("Committee") to deal with various issues associated with proxy voting. The role of the Committee is to develop and periodically review these Policies to help ensure they are up to date and reflect current regulatory requirements; review compliance with these Policies; and critically evaluate exceptions to the Policies. The Committee also is responsible for taking reasonable steps to seek to identify any material conflicts of interest on the part of BIAM or its personnel that may affect particular proxy votes. The Committee is comprised of representatives from Asset Management; Portfolio Construction; Compliance and Client Service.


F.  CONFLICTS OF INTEREST

Occasions may arise where BIAM may have a material conflict of interest with respect to a matter to be voted. A material conflict of interest may exist, for example, if BIAM has a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote.

The Proxy Voting Committee provides guidance to assist BIAM personnel in identifying potential conflicts of interest and bringing them to the attention of the Committee. The Committee is responsible for evaluating the materiality of any conflicts. These Policies describe some, but not all, of the specific types of conflicts of interest that BIAM may encounter in connection with proxy voting. The Committee is expected to evaluate the particular facts and circumstances of each situation and exercise its best judgment in deciding whether the conflicts are material and how they should be addressed. A member of BIAM's senior management will be designated, upon request from the Committee, for consultation and to resolve any conflicts issue on which the Committee has been unable to reach a decision on its own.

When a material conflict of interest is identified, BIAM may (1) vote the proxies in accordance with the general rule stated in the Proxy Voting Guidelines set forth in these Policies (as may be amended from time to time), provided the guidelines specify how votes generally will be cast on that particular type of matter, i.e., the guidelines state that BIAM generally will vote "for" or "against" the proposal; (2) seek voting instructions or a waiver of the conflict from the clients whose securities are to be voted on their specific shares; (3) cast the votes for its clients in the same proportion as the vote of all other holders of such security, or "mirror vote," if information about the votes cast by other holders is reasonably and timely available to BIAM; (4) refrain from voting, other than to vote "present" for purposes of a quorum or (5) take other action appropriate under the circumstances.

An adviser-client relationship will not be considered material for conflict purposes if the gross investment advisory income received from the relationship by BIAM during its most recent fiscal year did not exceed one percent (1%) of BIAM's annual gross investment advisory income and is not expected to exceed that amount in the current fiscal year.

BIAM sets its Proxy Voting Guidelines and makes each proxy voting decision independently, in the best interests of its clients and without regard to the interests of BIAM, its parent company or any other affiliates of BIAM. In addition, as a matter of policy, BIAM will not accept or consider direction from its affiliates on how to vote any particular proxy.


G.  WHEN BIAM DOES NOT VOTE PROXIES

In appropriate circumstances, BIAM may not vote proxies respecting client securities, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other necessary documents are not received in sufficient time to allow BIAM to analyze the material or cast an informed vote by the voting deadline; (c) BIAM concludes that the cost of voting the proxy outweighs any potential benefit to the client;
(d) in BIAM's judgment, the matter to be voted is neither material nor relevant to shareholders and the issuer of the securities; (e) securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote; or (f) the value or amount of the securities to be voted is insignificant or undeterminable. BIAM also may refrain from voting a proxy where BIAM believes that it is in the client's best interest to do so. Generally, this will occur if BIAM is in disagreement with the proposals but the management have committed to make, within an agreed time frame, appropriate changes which in BIAM's view will favor shareholders.

In certain markets, shareholders are required to stop trading securities for a specified time before or after a shareholder meeting ("Blocking Period"). BIAM may refrain from voting or cancel a vote when BIAM concludes that it is more beneficial to clients to be free to trade the securities than to vote securities. In addition, BIAM will, to the best of its ability, unblock a share position that is subject to a Blocking Period if there is danger of a failed trade. Blocking only occurs in certain markets and the Blocking Periods and rules vary from country to country, and in certain circumstances, from company to company.

II       PROXY VOTING GUIDELINES


The following are guidelines and as such are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when BIAM will not vote in strict adherence to these guidelines. Votes on matters not covered by these guidelines will be determined in accordance with the guiding principles set forth above. Certain proxy questions that are company specific and of a non-routine nature may be more appropriately handled on a case-by-case basis. At any time, BIAM may seek voting instructions from some or all clients holding the securities to be voted.


A.       AUDITORS

BIAM generally will vote FOR proposals to ratify auditors, unless there is reason to believe that an auditor has a material financial interest in or association with the company, and is therefore not independent, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


B.       BOARD OF DIRECTORS


ELECTION OF DIRECTORS

Electing directors is an important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

      >> BIAM  generally  will vote FOR all nominees in  uncontested  elections.
         However, each election is examined on a case-by-case basis and BIAM will withhold votes for individual nominees or entire slates of directors if it believes such action is in the best interest of shareholders.


DIRECTOR INDEMNIFICATION AND LIABILITY PROVISIONS

Directors and officers are often faced with difficult choices and should be willing to make decisions that are not risk-averse. BIAM believes that directors should not be held accountable for actions taken where they have acted honestly and in good faith but should not be fully released from liability if they act outside of such parameters.

      >> BIAM generally will vote FOR proposals providing for indemnification and liability limitations for officers and directors, provided the policies are limited to the director acting honestly and in good faith and putting the interests of the company first, rather than eliminating entirely director's and officer's liability for monetary damages for violating the duty of care.


BOARD SIZE

Proposals to allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control.

      >> BIAM generally will vote FOR proposals that seek to fix the size of the board.

      >> BIAM generally will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

      >> BIAM generally will vote FOR proposals to separate the roles of Chairman and CEO.


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

BIAM believes that having a board independent of management is of the utmost importance to both a company and its shareholders.

      >> BIAM generally will vote FOR proposals asking that a majority or more of directors be independent.

      >> BIAM  generally  will  vote FOR  proposals  asking  that  board  audit, compensation, and/or nominating committees be "independent". Independence does not necessarily require that the entire committee be composed of independent directors.


DIRECTOR TENURE/RETIREMENT AGE

Tenure and Age limits impose an arbitrary threshold beyond which director's may not serve regardless of the director's performance.

      >> BIAM believes that directors should be judged on their own merit and generally will not support proposals for such arbitrary guidelines as age restrictions.

      >> BIAM generally will vote FOR proposals that require directors to present themselves for re-election on a periodic basis.


FILLING VACANCIES/REMOVAL OF DIRECTORS

Shareholder ability to remove directors, with or without cause, is prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. If the state or company has specified that removal may only be for cause, then such things as self-dealing or fraud will allow for the removal of a director. Removal without cause requires no such showing, which would allow shareholders to remove through a majority vote any director before his or her term expires.

      >> BIAM will evaluate on a CASE-BY-CASE basis proposals that members of the board can only be removed for cause.


C.       SHAREHOLDER RIGHTS


CONFIDENTIAL VOTING

In a confidential voting system, all proxies, and voting tabulations that identify individual shareholders are kept confidential. This confidentiality can eliminate any real or perceived coercion towards voters.

      >> BIAM  generally  will  vote  FOR  proposals  that  corporations   adopt
         confidential voting, use independent vote tabulators or use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      >> BIAM generally will vote FOR proposals to adopt confidential voting by shareholders.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Certain matters may arise between regularly scheduled shareholder meetings that require attention. The inability of shareholders to call meetings could result in shareholders being unable to remove directors, initiate a shareholder resolution or respond to a beneficial offer without having to wait for the next scheduled meeting. The inability to call a special meeting and the resulting insulation of management could adversely affect corporate performance and shareholder returns.

      >> BIAM generally will vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      >> BIAM generally will vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


D.       PROXY CONTESTS

Proxy contests can play a valuable role in removing entrenched directors and creating a means for corporate change.


VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Electing directors is an important stock ownership right that shareholders can exercise.

  >> BIAM will review on a CASE-BY-CASE basis how it will cast its votes for directors in a contested election based upon what BIAM believes are the director nominees that will serve in the best interests of shareholders and will enhance shareholder value.


VOTING FOR STRATEGIC INITIATIVES IN CONTESTED ELECTIONS

  >> Votes in a contested election to approve a strategic initiative will be evaluated on a CASE-BY-CASE basis and voted in favor of the position that BIAM believes will be in the best interest of shareholders and will enhance shareholder value.


E.   ANTI-TAKEOVER MEASURES


BIAM generally will vote AGAINST anti-takeover proposals if such proposals act against the common interests of shareholders.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

      >> BIAM generally will vote AGAINST proposals giving the board exclusive authority to amend the Bylaws.

      >> BIAM generally will vote FOR proposals giving the board the ability to amend the bylaws with shareholder consent.

ANTI-TAKEOVER PROVISIONS

      >> BIAM generally  will vote AGAINST any proposed  amendments to corporate
         Articles, Bylaws or Charters that include anti-takeover provisions.


POISON PILL PLANS

Poison pills (or shareholder rights plans) are tactics used by management fearing an unwelcome takeover bid. They cause a variety of events to occur which may make the company financially less attractive to a potential acquirer.

      >> BIAM generally will vote FOR a proposal that the company submit a shareholder rights plan (poison pill) to a shareholder vote.

      >> BIAM generally will vote AGAINST a proposal to renew or amend an existing shareholder rights plan (poison pill).

      >> BIAM generally will vote FOR a proposal to redeem a shareholder rights plan (poison pill).

      >> BIAM generally will vote AGAINST an increase in capital stock for use in the implementation of a shareholder rights plan (poison pill).


GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. This transferred cash could, absent the greenmail payments, be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

      >> BIAM generally will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make a greenmail payment.


F.       CAPITAL STRUCTURE


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value printed on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent. Many times proposals to reduce par value stem from state law requirements or banking regulations.

      >> BIAM generally will vote FOR management proposals to reduce the par value of common stock.


COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares a board is authorized to issue. Companies increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

      >> BIAM generally will vote FOR increases in common stock authorized provided such action is determined to be in the shareholders' best interests.

      >> BIAM will review on a CASE-BY-CASE basis proposals to approve a reduction in the number of shares of common stock authorized for issue or an elimination of an authorized class of common stock.


PREFERRED STOCK

      >> BIAM will review on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

      >> BIAM will review on a CASE-BY-CASE basis proposal to eliminate a currently authorized class of preferred stock.


PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the class they own, in an amount equal to the percentage of the class they already own. These rights provide shareholders with some protection from involuntary dilution of their ownership interest.

      >> BIAM generally will vote FOR proposals that restore preemptive rights of shareholders.

SHARE REPURCHASE PROGRAMS

      >> BIAM  generally  will  vote  FOR  management   proposals  to  institute
         open-market share repurchase plans (Stock Repurchase Program).


STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

      >> BIAM generally will vote FOR management proposals to increase the common share authorization for a stock split or share dividend.

      >> BIAM generally will vote FOR recommended stock splits.


G.  MERGERS AND CORPORATE RESTRUCTURINGS


      >> BIAM will review on a CASE-BY-CASE basis proposals for mergers and acquisitions.


GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

      >> BIAM will review on a  CASE-BY-CASE  basis  proposals to take a company private, taking into account factors including, but not limited to, offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.


SPIN-OFFS

>> BIAM will review on a CASE-BY-CASE basis proposed spin-offs, taking into consideration factors including, but not limited to, tax and regulatory advantages, planned use of the sale proceeds, valuation of the spin-off, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes and changes in the capital structure.


H.  EXECUTIVE AND DIRECTOR COMPENSATION


      >> BIAM will evaluate on a CASE-BY-CASE basis all proposed executive and director compensation plans.

GOLDEN AND TIN PARACHUTES

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. Golden parachutes are payments to senior level management that are triggered during a change of control. The calculation is usually based on some multiple of an employee's annual or monthly compensation. Some companies are extending the coverage to all employees via tin parachutes.

      >> BIAM generally will vote FOR proposals that the company eliminate or restrict existing severance agreements, change-in-control provisions, or golden parachutes.


DIRECTOR COMPENSATION

BIAM believes that director compensation should be appropriate for the time and effort that directors spend executing their duties.

      >> BIAM evaluates all director compensation proposals on a CASE-BY-CASE basis.


STOCK OPTION EXPENSING

      >> BIAM generally will vote FOR proposals that the company to expense stock options unless management has already publicly committed to start expensing by a specific date.


I.  MISCELLANEOUS


AMENDING MINOR BYLAWS

      >> BIAM generally will vote FOR management proposals for bylaw or charter changes that are of a housekeeping nature (updates or corrections).


CHANGING CORPORATE NAME

      >> BIAM generally will vote WITH MANAGEMENT with regard to changing the corporate name.

CHANGING DATE, TIME OR LOCATION OF ANNUAL MEETING

      >> BIAM generally will vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. BIAM requires at least ten days notice of any such change in order to allow for custodian deadlines.

                                                                      07/01/2003

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer or officers and principal financial officer or The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

(a)(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE NEW IRELAND FUND, INC.
            --------------------------------------------------------------------

By (Signature and Title)*  /S/DENIS CURRAN
                         -------------------------------------------------------
                           Denis Curran, President
                           (principal executive officer)

Date     DECEMBER 29, 2003
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/DENIS CURRAN
                         -------------------------------------------------------
                           Denis Curran, President
                           (principal executive officer)

Date     DECEMBER 29, 2003
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/LELIA LONG
                         -------------------------------------------------------
                           Lelia Long, Treasurer
                           (principal financial officer)

Date     DECEMBER 29, 2003
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.